SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2006

JACUZZI BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14557	22-3568449
(Commission File Number)	(IRS Employer Identification No.)

777 S. FLAGLER DRIVE, WEST
TOWER, SUITE 1100, WEST PALM
BEACH, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-3838

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     For more detailed information related to this transaction, see our Current Report on Form 8-K filed on March 27, 2006, which includes the Stock Purchase Agreement as an Exhibit and our Current Report on Form 8-K filed on May 5, 2006, which includes the Amendment No. 1 to the Stock Purchase Agreement.

Item 8.01. Other Events.

     Pursuant to and in connection with the closing of the transaction contemplated by the Stock Purchase Agreement dated as of March 23, 2006, (the “Stock Purchase Agreement”) as amended by Amendment No. 1 dated as of May 4, 2006 (“Amendment No. 1 to the Stock Purchase Agreement”), entered into between the Seller and United Pacific Industries Limited (“UPI”) for the sale by the Seller of all of their shares held in Spear & Jackson, Inc. (“SJI”), the Seller informed SJI that they intend to execute a written consent in lieu of meeting of shareholders (the “Written Consent”) at closing that would (a) approve an amendment to SJI’s bylaws to render the Nevada control share statute inapplicable to SJI, and (b) elect three designees of UPI, Mr. Lewis Hon Ching Ho, Mr. Andy Yan Wai Poon and Ms. Maria Yuen Man Lam, as directors of SJI. UPI had informed the Seller that Mr. William Fletcher, the Acting Chief Executive Officer of SJI and a Director of SJI, has stated that he expects to continue to serve as the Chairman and Managing Director of SJI’s principal operating subsidiaries, but will resign from all positions with SJI when the Written Consent is executed. The Written Consent will not be executed until the closing occurs. UPI also indicated to the Seller that it intends to cause a new chief executive officer to be appointed as soon as reasonably practicable.

     At the request of the Seller, SJI filed a preliminary Information Statement and Notice of Change in Control and of a majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14F-1 thereunder with the Securities and Exchange Commission (the “SEC”) on June 22, 2006. A copy of SJI’s preliminary Information Statement is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference, including the form of the Written Consent that the Seller intends to execute.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

2.1	Preliminary Information Statement, including the form of Written Consent the Seller intends to execute in connection with the closing of the transaction contemplated by the Stock Purchase Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACUZZI BRANDS, INC.

Date: June 26, 2006	By:	/s/ Steven C. Barre

		Name:	Steven C. Barre
		Title:	Senior Vice President, General Counsel and Secretary